General information	12 Months Ended
Jun. 30, 2026
General Information [Abstract]
General information	General information
Founded in 1984, Sangoma Technologies Corporation (“Sangoma” or the “Company”) is publicly traded on the Toronto Stock Exchange (TSX: STC) and NASDAQ (NASDAQ: SANG). The Company was incorporated in Canada, and its legal name is Sangoma Technologies Corporation. Its primary operating subsidiaries as of June 30, 2026 are Sangoma Technologies Inc., and Sangoma US Inc.. As a result of the reorganization activities completed during fiscal 2025, Sangoma US Inc. is now the single operating subsidiary in the United States of America responsible for all businesses in the United States. On June 30, 2025, Sangoma US Inc. also completed the sale of its wholly-owned subsidiary, VoIP Supply LLC (note 19), to PVG Technology Holdings, LLC. As a result of these transactions, Sangoma US Inc. now directly holds all remaining active U.S. operations.

Sangoma is a leading provider of hardware and software components that enable or enhance Internet Protocol Communications Systems for both telecom and datacom applications. Enterprises, small to medium sized businesses (“SMBs”) and telecom operators globally rely on Sangoma’s technology as part of their mission critical infrastructures. The product line includes data and telecom boards for media and signal processing, as well as gateway appliances and software.

The Company is domiciled in Ontario, Canada. The address of the Company’s registered office is Bay-Adelaide Centre, 333 Bay Street, Suite 3400, Toronto, Ontario, M5H 2S7 and the Company operates in multiple jurisdictions.